Exhibit (d)(8)


                        MODEM MEDIA . POPPE TYSON, INC.

                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN
                         (as amended December 11, 1998)

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Amended and Restated 1997 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     [Optionee's Name and Address]

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Identification Number:               _________________________

     Date of Grant:                             _________________________

     Vesting Commencement Date:                 _________________________

     Exercise Price per Share:                  $________________________

     Total Number of Shares Granted:            _________________________

     Total Exercise Price:                      $________________________

     Type of Option:                            ___ Incentive Stock Option

                                                ___ Nonstatutory Stock Option

     Term/Expiration Date:                      _________________________

     Vesting Schedule:

     [COMPLETE VESTING SCHEUDLE, BELOW IS EXAMPLE. EACH GRANT MAY HAVE DIFFERENT VESTING]

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     [__% of the Shares subject to the Option shall vest immediately on the Vesting Commencement Date, and __% of the Shares subject to the Option shall vest each year thereafter for __ consecutive years, subject to Optionee's continuing to be a Service Provider on such dates.]

     Termination Period:

     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2. Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.
The Exercise Notice shall be accompanied by payment of the aggregate
Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     4. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     7. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If
Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of New York.

     9. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                  MODEM MEDIA . POPPE TYSON, INC.


-------------------------------------     -------------------------------------
Signature                                 By


-------------------------------------     -------------------------------------
Print Name                                Title


-------------------------------------

-------------------------------------
Residence Address


               Please sign this grant agreement and return it to
                   MMPT's Norwalk Human Resources Department.

           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (a)(8)


                        MODEM MEDIA . POPPE TYSON, INC.

                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN
                         (as amended December 11, 1998)

                        STOCK OPTION AGREEMENT - BRAZIL


[Home address of Optionee]



     Unless otherwise defined herein, the terms defined in the Amended and Restated 1997 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Granted:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     Date of Vest           Shares Vesting Over the    Vesting in Period Occurs
                            Period
     --------------------------------------------------------------------------






     Change in Control:

     If within one year following a Change in Control, the optionee's employment is terminated involuntarily by the Company other than for Cause, the options granted to such optionee shall immediately vest.

     For the purposes of this Option Agreement, "Cause" shall mean (A) intentional misconduct in the performance of duties with the Company, (including violation of MMPT's policies or agreements relating to noncompetition or confidentiality); (B) failure (other than due to Disability) to substantially perform the duties of one's job; (C) engaging in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct) in connection with the performance of duties for the Company; or (D) commission of a felony. In the case of a termination for "cause" the determination of the Committee as to whether "cause" exists shall be final and binding.

     For the purposes of this Option Agreement, "Change in Control" shall mean the occurrence of any of the following events, (i) the consummation of a merger or consolidation of MMPT with any other corporation, other than a merger or consolidation which would result in the voting securities of MMPT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of MMPT or such surviving entity outstanding immediately after such merger or consolidation (ii) the consummation of the sale or disposition by MMPT of all or substantially all of the MMPT's assets, or (iii) any person (as such term is used in Sections 13(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of MMPT representing fifty percent (50%) or more of the total voting power represented by

MMPT's then outstanding voting securities (excluding any beneficial owner, as of the date of the grant, of at least 50% of the total voting power represented by MMPT's outstanding voting securities).

     Termination Period:

     This Option shall be exercisable (to the extent vested) for 3 Months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised (to the extent vested at death or Disability) for 12 Months after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

     Notwithstanding the foregoing, for so long as the following remains a requirement of the Central Bank of Brazil or any other Brazilian regulatory authority, immediately upon termination of the Optionee from the Company, the Option must be exercised and all proceeds of the sale of each Option's underlying shares must be returned and remain in the country of Brazil even after the termination of the Optionee's engagement or employment with the Company.

     II.  AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     2. Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option
Agreement and applicable laws of the country of Brazil.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws of the country of Brazil. Assuming such compliance, for income tax and other tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     Each Optionee agrees to notify and cooperate with the Company in order to effect each exercise of such option.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     Notwithstanding the foregoing, Optionee must agree to follow a preferred method of payment for such Option as specified at the time by the Company. Optionee also agrees to comply with any and all requirements existing at the time of such exercise regarding required approvals of cash remittances and exercises of Options mandated the Central Bank of Brazil or any other relevant authority

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

          (a) Tax Consequences. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise. Optionee agrees to provide any documentation (including powers of attorney and letters of representation regarding reporting to Brazilian authorities the disposition of shares, the distribution of profits and any other information or documentation required under Brazilian law) required by the Company or required under Brazilian law.

          (b) Notice of Disposition of Shares. If the Optionee sells or otherwise disposes of any of the Shares, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to tax withholding by the Company on the compensation income recognized by the Optionee.

     6. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of New York.

     7. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.


     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                     MODEM MEDIA . POPPE TYSON, INC.



---------------------------------            ---------------------------------
Signature                                    By



---------------------------------            ---------------------------------
Print Name                                   Title


---------------------------------

---------------------------------
Residence Address


               Please sign this grant agreement and return it to
                   MMPT's Norwalk Human Resources Department.
           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (d)(8)


                         MODEM MEDIA.POPPE TYSON, INC.

                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN
                         (as amended December 11, 1998)

                        STOCK OPTION AGREEMENT - FRANCE

[Home address of Optionee]


     Unless otherwise defined herein, the terms defined in the Amended and Restated 1997 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Granted:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:

     A portion of the Option (for [ ] shares) shall vest according to the following vesting schedule; provided that the options will not be exercisable until [date], except in the case of death or disability as set forth herein:

     Date of Vest          Shares Vesting Over the      Vesting in Period Occurs
                           Period
     ---------------------------------------------------------------------------







     The remaining portion of the Option (for [ ] shares) shall vest on the eighth anniversary of the Grant Date, provided, however, if at the end of the fiscal year set forth below, the revenue and margin of Modem Media France SAS reaches at least the levels set forth below, the vesting of the number of options for such year shall accelerate and occur upon the Committee's determination of such financial goals.

     That portion of the options for which vesting has been accelerated as set forth herein, shall become exercisable on the fifth anniversary of the Grant Date. If vesting of all or any of these options has not occurred, the unaccelerated options shall become exercisable on the eighth anniversary of the grant date. In the case of death or disability, treatment of options shall be in acordance with the Plan and shall not be subject to such restrictions on exercisability.

                     Revenue (000's)(1)                     Margin (000's)(1)

     Year      2000    2001    2002    2003         2000    2001    2002    2003

     Minimum

     Vesting

     Year      2000    2001    2002    2003         2000    2001    2002    2003

     Maximum

     Vesting

     For purposes of the Options above with accelerated vesting tied to the acomplishment of certain goals (a) revenue shall be defined as revenue recognized by the Company on its books and records and (b) the determination of the Committee as to whether the goals have been achieved shall be final and binding.

     Termination Period:

     This Option shall be exercisable (to the extent vested) until the later of 3 Months after such Options have become exercisable or ninety days after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised (to the extent vested at death or Disability) for 12 Months after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2. Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. 3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

     (a) cash or check;

     (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     6. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     (a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.


     (c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

     (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee. 7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of New York.

     8. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                    MODEM MEDIA.POPPE TYSON, INC.



-------------------------------------       ------------------------------------
Signature                                   By



-------------------------------------       ------------------------------------
Print Name                                  Title

                                                                 Exhibit (d)(8)

                         MODEM MEDIA . POPPE TYSON, INC.

                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN
                         (as amended December 11, 1998)

                        STOCK OPTION AGREEMENT - GERMANY


[Home address of Optionee]



         Unless otherwise defined herein, the terms defined in the Amended and Restated 1997 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT


         The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Identification Number:

         Date of Grant:

         Vesting Commencement Date:

         Exercise Price per Share:

         Total Number of Shares Subject to Option:

         Total Exercise Price:

         Type of Option:

         Term/Expiration Date:

         Vesting Schedule:

         This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

      Date of Vest                  Shares Vesting Over the    Vesting in Period
                                    Period                     Occurs
      ----------------------------- -------------------------- -----------------







         Change in Control:

         If within one year following a Change in Control, the optionee's employment is terminated involuntarily by the Company other than for Cause, the options granted to such optionee shall immediately vest.

         For the purposes of this Option Agreement, "Cause" shall mean (A) intentional misconduct in the performance of duties with the Company, (including violation of MMPT's policies or agreements relating to noncompetition or confidentiality); (B) failure (other than due to Disability) to substantially perform the duties of one's job; (C) engaging in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct) in connection with the performance of duties for the Company; or (D) commission of a felony. In the case of a termination for "cause" the determination of the Committee as to whether "cause" exists shall be final and binding.

         For the purposes of this Option Agreement, "Change in Control" shall mean the occurrence of any of the following events, (i) the consummation of a merger or consolidation of MMPT with any other corporation, other than a merger or consolidation which would result in the voting securities of MMPT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of MMPT or such surviving entity outstanding immediately after such merger or consolidation (ii) the consummation of the sale or disposition by MMPT of all or substantially all of the MMPT's assets, or (iii) any person (as such term is used in Sections 13(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of MMPT representing fifty percent (50%) or more of the total voting power represented by MMPT's then outstanding voting securities (excluding any beneficial owner, as of the date of the grant, of at least 50% of the total voting power represented by MMPT's outstanding voting securities).

         Termination Period:

         This Option shall be exercisable (to the extent vested) for 3 Months after Optionee ceases to be an employee. Upon Optionee's death or Disability, this Option may be exercised (to the extent vested at death or Disability) for 12 Months after Optionee ceases to be an employee. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.      AGREEMENT

1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

          2. Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

          3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

          4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option. The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

         7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of New York.

         8. No Guarantee of Continued Employment or Future Grants. Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as an employee at the will of the company (not through the act of being hired, being granted this option or acquiring shares hereunder). Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all, and shall not interfere in any way with optionee's right or the company's right to terminate optionee's relationship as an employee at any time, with or without cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted (and the amount of the award is granted) at the sole discretion of the Committee and is not part of his or her contractual compensation and does not create an enforceable right to further options in future years or in similar amounts. This discretion of the Committee relates to the award of Options and the amount of the award. The Optionee waives any and all acquired rights claims in connection with past or future employment.


         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.





OPTIONEE                                   MODEM MEDIA, INC.



______________________________________     ____________________________________
Signature                                   By




______________________________________     ____________________________________
Print Name                                 Title



______________________________________

______________________________________
Residence Address

------------------------------

------------------------------
Residence Address



               Please sign this grant agreement and return it to
                   MMPT's Norwalk Human Resources Department.

           Be sure to make a copy of this agreement for your records.

                                                                 Exhibit (d)(8)

                         MODEM MEDIA . POPPE TYSON, INC.

                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN
                         (as amended December 11, 1998)

                       STOCK OPTION AGREEMENT - HONG KONG


[Home address of Optionee]



          Unless otherwise defined herein, the terms defined in the Amended and Restated 1997 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT


         The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Identification Number:

         Date of Grant:

         Vesting Commencement Date:

         Exercise Price per Share:

         Total Number of Shares Granted:

         Total Exercise Price:

         Type of Option:

         Term/Expiration Date:

         Vesting Schedule:


         This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

      Date of Vest                  Shares Vesting Over the    Vesting in Period
                                    Period                      Occurs
      ----------------------------- -------------------------- -----------------







         Change in Control:

         If within one year following a Change in Control, the optionee's employment is terminated involuntarily by the Company other than for Cause, the options granted to such optionee shall immediately vest.

         For the purposes of this Option Agreement, "Cause" shall mean (A) intentional misconduct in the performance of duties with the Company, (including violation of MMPT's policies or agreements relating to noncompetition or confidentiality); (B) failure (other than due to Disability) to substantially perform the duties of one's job; (C) engaging in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct) in connection with the performance of duties for the Company; or (D) commission of a felony. In the case of a termination for "cause" the determination of the Committee as to whether "cause" exists shall be final and binding.

         For the purposes of this Option Agreement, "Change in Control" shall mean the occurrence of any of the following events, (i) the consummation of a merger or consolidation of MMPT with any other corporation, other than a merger or consolidation which would result in the voting securities of MMPT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of MMPT or such surviving entity outstanding immediately after such merger or consolidation (ii) the consummation of the sale or disposition by MMPT of all or substantially all of the MMPT's assets, or (iii) any person (as such term is used in Sections 13(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of MMPT representing fifty percent (50%) or more of the total voting power represented by MMPT's then outstanding voting securities (excluding any beneficial owner, as of the date of the grant, of at least 50% of the total voting power represented by MMPT's outstanding voting securities).

         Termination Period:

         This Option shall be exercisable (to the extent vested) for 3 Months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised (to the extent vested at death or Disability) for 12 Months after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.      AGREEMENT

          1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2. Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

          3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

          4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

          (a) 6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option. The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

          7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of New York.

          8. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a service provider at the will of the company (not through the act of being hired, being granted this option or acquiring shares hereunder). Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a service provider for the vesting period, for any period, or at all, and shall not interfere in any way with optionee's right or the company's right to terminate optionee's relationship as a service provider at any time, with or without cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted at the sole discretion of the Committee and is not part of his or her contractual compensation and does not oblige the Company to offer options in future years or in similar amounts. The Optionee waives any and all acquired rights claims in connection with past or future employment or service as a consultant or director.

         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                   MODEM MEDIA, INC.



______________________________________     ____________________________________
Signature                                   By




______________________________________     ____________________________________
Print Name                                 Title



______________________________________

______________________________________
Residence Address




               Please sign this grant agreement and return it to
                      Norwalk Human Resources Department.
           Be sure to make a copy of this agreement for your records.